UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012

PACIFIC COAST OIL TRUST

(Exact name of Registrant as specified in its charter)

Delaware	1-35532	80-6216242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

919 Congress Avenue, Suite 500

Austin, Texas 78701

(Address of principal executive offices, including zip code)

(800) 852-1422

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Conveyance of Net Profits Interests and Overriding Royalty Interest

On June 15, 2012, Pacific Coast Oil Trust (the “Trust”) and Pacific Coast Energy Company LP (“PCEC”) entered into a Conveyance of Net Profits Interests and Overriding Royalty Interest (the “Amended Conveyance”) that amends that certain Conveyance of Net Profits Interests and Overriding Royalty Interest dated May 8, 2012, between the Trust and PCEC (the “Initial Conveyance”), only to revise certain definitions to clarify that the Trust is entitled to the full effect of 2,000 barrels of daily swap volumes of Brent crude oil at $115.00 per barrel during the twenty-four months ending March 31, 2014. No other terms of the Initial Conveyance are amended or otherwise modified. The description of the remaining material provisions of the Initial Conveyance set forth in the Current Report on Form 8-K filed by the Trust with the United States Securities and Exchange Commission on May 8, 2012 is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amended Conveyance, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with entering into the Amended Conveyance, on June 15, 2012, PCEC, Wilmington Trust, National Association, as Delaware trustee of the Trust (the “Delaware Trustee”), and The Bank of New York Mellon Trust Company, N.A., as trustee of the Trust (the “Trustee”), entered into a First Amendment to Amended and Restated Trust Agreement (the “Amendment”) in order to amend certain definitions set forth in Article I of the Amended and Restated Trust Agreement (the “Trust Agreement”) entered into on May 8, 2012 by and among PCEC, the Delaware Trustee and the Trustee. No other terms of the Trust Agreement are amended or otherwise modified.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	First Amendment to Amended and Restated Trust Agreement of Pacific Coast Oil Trust, dated June 15, 2012, among Pacific Coast Energy Company LP, Wilmington Trust, National Association, as Delaware trustee of Pacific Coast Oil Trust, and The Bank of New York Mellon Trust Company, N.A., as trustee of Pacific Coast Oil Trust.

10.1	Conveyance of Net Profits Interests and Overriding Royalty Interest, dated as of June 15, 2012, by and between Pacific Coast Energy Company LP and Pacific Coast Oil Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pacific Coast Oil Trust

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:	/s/ Michael J. Ulrich
Michael J. Ulrich
Vice President

Date: June 19, 2012

Exhibit Index

Exhibit No.	Description

3.1	First Amendment to Amended and Restated Trust Agreement of Pacific Coast Oil Trust, dated June 15, 2012, among Pacific Coast Energy Company LP, Wilmington Trust, National Association, as Delaware trustee of Pacific Coast Oil Trust, and The Bank of New York Mellon Trust Company, N.A., as trustee of Pacific Coast Oil Trust.

10.1	Conveyance of Net Profits Interests and Overriding Royalty Interest, dated as of June 15, 2012, by and between Pacific Coast Energy Company LP and Pacific Coast Oil Trust.